                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                   KLM GP LLC

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      04/01/2021

Name:                                   Darren Richman

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      04/01/2021

Name:                                   David Chene

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      04/01/2021